CONSENT OF INDEPENDENT

 CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement (Form

S-8) pertaining to the Viragen, Inc. consulting agreement with Girmon Investment

Co., Limited  and  Common  Stock  Purchase Option Granted to Key Employee of our

report  dated  August  16, 1996,  with  respect  to  the  consolidated financial statements of Viragen, Inc. included in the Annual Report (Form 10-K/A1) for the year ended June 30, 1996.


                                                   Ernst & Young LLP


December 17, 1996

Miami, Florida